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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 26, 2002


                            WORKFLOW MANAGEMENT, INC.
             (Exact name of Registrant as specified in its charter)




       Delaware                         0-24383                 06-1507104
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(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)          Identification No.)





240 Royal Palm Way, Palm Beach, Florida                              33480
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(Address of Principal Executive Offices)                          (Zip Code)




Registrant's telephone number, including area code:  (561) 659-6551

                                                     N/A
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          (Former name or former address, if changed since last report)


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Item 5.   Other Events

         A press release dated April 26, 2002 is filed with this Form 8-K as
Exhibit 99.1.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WORKFLOW MANAGEMENT, INC.


                                          By:      /s/ Thomas B. D'Agostino, Sr.
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                                                   Thomas B. D'Agostino, Sr.
                                                   Chairman of the Board and
                                                   Chief Executive Officer


Date: April 26, 2002






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Exhibit No.                         Description of Exhibits
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   99.1                         Press release dated April 26, 2002








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